CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)
(Unaudited)

David R. Wilmerding, Jr.
Chairman

May 21, 2021

Fellow Partner:

Our Fund earned $2.59 per share of net investment income in the three months ended March 31, 2021, compared to $2.89 per share in the same period of 2020.

After providing for the March 31, 2021 distribution, the net asset value per partnership share on March 31, 2021 was $920.44. The net asset value on December 31, 2020, our last report date, was $860.00.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average™ will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.
.

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at 1-866-311-7541 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-311-7541 or by contacting your financial intermediary. Your election to receive reports in paper will apply to the Fund and all funds you hold with your financial intermediary.

CHESTNUT STREET EXCHANGE FUND
 (A California Limited Partnership)

INVESTMENT ADVISER’S REPORT
(Unaudited)

Portfolio Review
Summary

The U.S. market ended the first quarter of 2021 on an upbeat with the S&P 500® Index reaching an all-time high of just below $4,000 after gaining 6.17% over the period. Despite a bumpy start of the year with extended restrictions due to increased COVID-19 infections and new more-transmissible variants of the COVID-19 virus, equities have been resilient overall. The focus appears to have been on a favorable fundamental backdrop revolving around the Federal Reserve Board’s liquidity tailwind with little possibility of an interest rate hike in the near term, the approval of the $1.9 trillion fiscal stimulus, and vaccine progress with more than 30% of the U.S. population having received at least one dose. Key economic indicators also showed improvements with non-farm payrolls surging significantly in March and the unemployment rate falling to 6.0% by the end of the quarter. All sectors gained over the period led by the energy sector after the West Texas Intermediate (WTI) crude oil prices surged due to extended cuts in output. The cyclical financials, industrial and materials sectors also performed well on the back of the economy reopening. The defensive consumer staples and utilities sectors gained the least, and the information technology and consumer discretionary sectors dragged due to stretched valuations and overcrowded positions.

Performance Attribution

The portfolio outperformed its benchmark index, the S&P 500® Index during the quarter.

During the quarter, the largest contributors to relative performance were security holdings in the information technology and health care sectors, and an underweight to the consumer discretionary sector. In contrast, holdings in the communication services and materials sectors, and no exposure to the real estate sector were the largest detractors.

In the information technology sector, a large overweight to Intel and an underweight to Apple were the largest contributors to relative performance. In the consumer discretionary sector, an underweight to internet & direct marketing retail and automobiles, primarily to Amazon and Tesla, proved advantageous. Lastly, in the health care sector, our large position in Abbott Laboratories further contributed to relative performance.

Conversely, in the communication services sector, an underweight to Alphabet and overweight to Walt Disney were the largest detractors from relative returns. Not holding any real estate names also hurt performance as the real estate sector outperformed the broader market during the quarter. Lastly, in the materials sector, no exposure to the metals & mining industry further detracted from relative returns.

Outlook

During the first quarter of 2021, the largest stimulus package in the history of America was implemented after a $900 billion stimulus was passed earlier in December 2020. When we think about the implications, we believe this will have a massive impact for both consumer spending and for the economic recovery. Internally, BlackRock now estimates that in the last six months of this year, the U.S. economy will grow 7% or higher, and that the combination of consumer spending, inventory rebuild and capital investment spending will result in U.S. corporate earnings growth of 30% year-over-year. In addition, we believe the economic gap created by the COVID-19 pandemic will have been filled.

CHESTNUT STREET EXCHANGE FUND
 (A California Limited Partnership)

INVESTMENT ADVISER’S REPORT
(Unaudited)

Portfolio Review

The immediate outcome of the fiscal spending was a 70 basis point increase in the 10-year Treasury yield year-to-date, and a subsequent cyclical recovery resulting in a significant value sectors catch-up versus growth sectors. We estimate the relative outperformance of value to be approximately +20%, which has resulted in many growth sectors and companies being down 10-40% from their peaks. In the meantime, in our view, the fundamentals of these companies, which are providing the tools and solutions for the digital transformation of business models and consumer spending, remain very strong. Despite the underperformance of growth versus value sectors year-to-date, when we look at the number of value sectors that are higher today than they were in 2019 and with earnings expected to remain low through 2021 and 2022, we believe the fundamentals and valuations of growth stocks will become attractive and will outperform again.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Past performance is not a guarantee of future results. Please call 1-866-311-7541 for the most recent month-end performance. In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)

PERFORMANCE SUMMARY
As of March 31, 2021
(Unaudited)

	Chestnut Street Exchange Fund	S&P 500® Index	DJIATM Index
1st Quarter 2021	7.32%	6.17%	8.29%
1 Year	49.30%	56.35%	53.78%
3 Years*	13.89%	16.78%	13.61%
5 Years*	13.30%	16.29%	15.99%
10 Years*	11.87%	13.91%	13.09%
Annualized	11.17%(1)	11.60%(1)	11.62%(1)
Cumulative	10,743.80%(1)	12,739.20%(1)	12,885.08%(1)

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Average Annual Return
(1) Fund Inception 12/29/76

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)

SCHEDULE OF INVESTMENTS
March 31, 2021
(Unaudited)

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS: 98.9%			STAPLES: 3.7%
BASICS: 8.1%			Altria Group, Inc.	14,459	$739,722
Air Products and Chemicals, Inc.	47,221	$13,285,155	Kraft Heinz Co.	3,379	135,160
Cabot Corp.	69,172	3,627,380	Mondelez International, Inc.	10,042	587,758
		16,912,535	PepsiCo, Inc.	35,053	4,958,247
CAPITAL EQUIPMENT: 4.5%			Philip Morris International, Inc.	14,459	1,283,092
Emerson Electric Co.	92,218	8,319,908			7,703,979
General Electric Co.	86,572	1,136,690
Westinghouse Air Brake Technologies Corp.	465	36,809	TECHNOLOGY: 20.5%
		9,493,407	Alphabet, Inc. Class A*	2,437	5,026,362
			Apple, Inc.	61,461	7,507,462
CONSUMER CYCLICALS: 15.3%			Check Point Software Technologies Ltd. *^	36,521	4,089,257
3M Co.	22,140	4,265,935	Cisco Systems, Inc.	22,662	1,171,853
Comcast Corp. Class A	189,902	10,275,597	Intel Corp.	181,521	11,617,344
NIKE, Inc.	19,870	2,640,524	Microsoft Corp.	40,995	9,665,391
ViacomCBS, Inc. Class B	47,793	2,155,464	Oracle Corp.	56,963	3,997,094
Walt Disney Co.	69,505	12,825,063			43,074,763
		32,162,583
			TRANSPORTATION: 8.0%
ENERGY: 2.3%			Union Pacific Corp.	75,680	16,680,629
Exxon Mobil Corp.	54,923	3,066,351	Total Common Stocks
Schlumberger Ltd. ^	66,334	1,803,621	(Cost: $23,215,320)		207,464,519
		4,869,972
			* Non-Income Producing
FINANCIAL: 18.4%			^ Foreign Issued Security
Bank of America Corp.	45,120	1,745,693
JPMorgan Chase & Co.	95,893	14,597,791	TOTAL INVESTMENT IN SECURITIES
Moody's Corp.	66,456	19,844,426	(Cost: $23,215,320)	98.9%	$207,464,519
Wells Fargo & Co.	63,362	2,475,553	Other assets	1.4%	2,888,912
		38,663,463	Other liabilities	-0.3%	(685,278)
			NET ASSETS
HEALTHCARE: 12.8%			(Applicable to 227,791 partnership shares outstanding)	100.0%	$209,668,153
Abbott Laboratories	105,241	12,612,081	Net Asset Value Per Share		$920.44
Johnson & Johnson	54,167	8,902,346
Merck & Co., Inc.	69,293	5,341,797	Net assets applicable to shares owned by:
		26,856,224	Limited partners
			(227,748 shares)		$209,628,574
RETAIL: 5.3%			Managing general partners
Amazon.com, Inc.*	957	2,961,035	(43 shares)		39,579
Home Depot, Inc.	18,843	5,751,826	NET ASSETS		$209,668,153
Walmart, Inc.	17,184	2,334,103
		11,046,964

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS
March 31, 2021
(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1	—	quoted prices in active markets for identical securities
•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

March 31, 2021
(Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

The following is a summary of inputs used, as of March 31, 2021, in valuing the Fund’s investments carried at value:

	Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$207,464,519	$207,464,519	$-	$-

*	See details of industry breakout in the Schedule of Investments.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

MANAGING GENERAL PARTNERS
Gordon L. Keen, Jr.
Langhorne B. Smith
David R. Wilmerding, Jr.

INVESTMENT ADVISER
BlackRock Capital Management, Inc.
100 Bellevue Parkway
Wilmington, Delaware 19809

ADMINISTRATOR	First Quarter Report
U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	March 31, 2021
(Unaudited)

Chestnut Street Exchange Fund
TRANSFER AGENT	223 Wilmington West
U.S. Bank Global Fund Services	Chester Pike, Suite 216
615 East Michigan Street	Chadds Ford, PA 19137
Milwaukee, WI 53202	1-866-311-7541